UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 9, 2018

MyDx, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55596	99-0384160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

800-814-4550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 9, 2018, MyDx, Inc., a Nevada corporation (the “Company”) dismissed Anton & Chia, LLP (“A&C”) as the Company’s independent registered public accounting firm, effective as of such date. Effective as of February 8, 2018, the Company approved the engagement of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2017.

During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through the date of dismissal (February 9, 2018), there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the “reportable events” set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which A&C served as the Company’s principal independent accountants. A&C’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph related to the uncertainty of the Company's ability to continue as a going concern.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided A&C with a copy of this disclosure and requested that A&C furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether A&C agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of A&C’s letter dated as of February 12, 2018, is filed as Exhibit 16.1 hereto.

During the Company’s fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through February 9, 2018, the Company has not consulted with Sadler Gibb regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Sadler Gibb did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter From Anton & Chia, LLP, dated February 12, 2018

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyDx, Inc.

Date: February 13, 2018	By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

2